UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009

WEBMEDIABRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26393	06-1542480
(Commission File Number)	(IRS Employer ID Number)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 662-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2009, WebMediaBrands Inc., a Delaware corporation, entered into a definitive asset purchase agreement (the “Agreement”) to sell its assets related to its Internet.com business (the “Business Assets”) to QuinStreet Inc., a California corporation, for an aggregate purchase price of $18 million in cash, subject to a working capital purchase price adjustment (the “Sale”).

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, QuinStreet will purchase from WebMediaBrands, and WebMediaBrands will transfer, assign, convey and deliver to QuinStreet, the Business Assets, and QuinStreet will assume specified liabilities related to the Internet.com business. The transaction is not subject to a financing condition. The consummation of the transaction is subject to approval by WebMediaBrand’s stockholders and other customary closing conditions.

In connection with the Agreement, Alan Meckler, WebMediaBrands’ chairman, chief executive officer and a significant stockholder, and certain other stockholders, who, with Mr. Meckler, collectively hold approximately 39.5% of WebMediaBrands’ outstanding stock, have entered into definitive support agreements with QuinStreet to vote an aggregate of 37% of WebMediaBrands’ outstanding stock in favor of the transaction.

WebMediaBrands’ board of directors has (i) approved the Agreement and the Sale, (ii) determined that the consideration to be paid in the Sale is fair to WebMediaBrands’ stockholders and (iii) resolved to recommend that WebMediaBrands’ stockholders adopt the Sale, the Agreement and the transactions contemplated by the Agreement.

Moelis & Company has provided a customary fairness opinion to WebMediaBrands, and Wyrick Robbins Yates & Ponton LLP is serving as legal advisor to WebMediaBrands.

The foregoing description of the Agreement is a summary only, does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Agreement has been included to provide investors and security holders with information regarding the terms of the Sale. It is not intended to provide any other factual information about WebMediaBrands. The representations, warranties and covenants contained in the Agreement, which were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, might be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts) and might be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of WebMediaBrands, QuinStreet or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties might change after the date of the Agreement, which subsequent information might or might not be fully reflected in WebMediaBrands’ public disclosures.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Statements in this document that are not historical facts are “forward-looking statements” under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example, the competitive environment in which WebMediaBrands competes; the unpredictability of WebMediaBrands’ future revenues, expenses, cash flows and stock price; WebMediaBrands’ ability to protect its intellectual property; the ability of the parties to satisfy the conditions to the completion of the transactions contemplated by the asset purchase agreement; the parties’ ability to meet expectations regarding the timing for completion of the transactions contemplated by the asset purchase agreement; the retention of certain key employees at WebMediaBrands; and the outcome of any legal proceedings that might be instituted against WebMediaBrands and others following the announcement of the asset purchase agreement.

For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’ reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

Important Additional Information Regarding the Asset Purchase Agreement will be filed with the SEC

This communication is not a solicitation of a proxy from any security holder of WebMediaBrands. In connection with the asset purchase agreement, WebMediaBrands will file with the U.S. Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement. THE PROXY STATEMENT WILL BE SENT TO WEBMEDIABRANDS STOCKHOLDERS, WHO ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE ASSET PURCHASE AGREEMENT. WebMediaBrands investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to WebMediaBrands’ Investors page on its corporate website at http://www.webmediabrands.com/corporate/investors.html.

WebMediaBrands and its directors and officers might be deemed to be participants in the solicitation of proxies from the stockholders of WebMediaBrands in connection with the asset purchase agreement and the proposed transaction. Information about WebMediaBrands and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on WebMediaBrands’ Investors page on its corporate website at http://www.webmediabrands.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.

Item 8.01.	Other Events.

On August 10, 2009, WebMediaBrands issued a press release announcing the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement dated August 7, 2009, by WebMediaBrands Inc. and QuinStreet Inc.

99.1	Press Release, dated August 10, 2009, of WebMediaBrands Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMEDIABRANDS, INC.

Date: August 11, 2009

/s/ Donald J. O’Neill
Donald J. O’Neill
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement dated August 7, 2009, by WebMediaBrands Inc. and QuinStreet Inc.

99.1	Press Release, dated August 10, 2009, of WebMediaBrands Inc.